SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

                               April 29, 1996

                     (Date of earliest event reported)

                                TEXTRON INC.

         (Exact name of Registrant as specified in its charter)

Delaware                    1-5480                        05-0315468
(State of              (Commission File No.)            (IRS Employer
Incorporation)                                        Identification No.)

          40 Westminster Street, Providence, Rhode Island  02903
      (Address of principal executive offices, including zip code)

                              (401) 421-2800
          (Registrant's telephone number, including area code)

                                             N/A

      (Former name or former address, if changed since last report)



ITEM 5.  OTHER EVENTS.

      On April 29, 1996, the Registrant, Textron Inc. ("Textron"), issued a press release announcing that The Paul Revere Corporation ("Paul Revere") had entered into an agreement with Provident Companies, Inc. ("Provident") whereby Provident will acquire all of the outstanding shares of Paul Revere's common stock, 83% of which are owned by Textron. The press release stated that, for its Paul Revere shares, Textron will receive $20 per share in cash (an aggregate of $750 million) and $6 per share in Provident common stock, for a total of approximately $975 million, and that the minority shareholders of Paul Revere will be able to elect to receive the same combination of $20 in cash and $6 in Provident common stock or $26 in cash or $26 in Provident common stock. The number of shares of Provident common stock to be received will be determined in accordance with an exchange ratio based upon closing prices of Provident common stock prior to the closing of the transaction, subject to certain limitations. The press release further stated that the transaction has been approved by the Boards of Directors of the three companies, is subject to regulatory approvals and the consent of Provident and Paul Revere shareholders, and is expected to close in the third quarter of 1996. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

      In connection with the transaction described in the press release, Textron entered into a Voting Agreement and Election with Provident dated as of April 29, 1996, whereby Textron agreed to vote its shares of Paul Revere in favor of approval of the transaction and to elect to accept the combination of cash and Provident shares described above. A copy of the Voting Agreement and Election is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

      Textron also announced that it has restated financial statements for each of the three years in the period ended December 30, 1995 to reflect Paul Revere as a discontinued operation. The restated financial statements, together with other restated financial information, is filed herewith as
Exhibit 99.3 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
(c)  Exhibits.

Exhibit No.         Exhibit

      23    Consent of Independent Auditors.

 Note:  Exhibits 27.1 through 27.6 are filed electronically only.

   27.1     Restated financial data schedule for period ended
                  October 1, 1994.

   27.2     Restated financial data schedule for period ended
                  December 31, 1994.

   27.3     Restated financial data schedule for period ended
                  April 1, 1995.

   27.4     Restated financial data schedule for period ended
                  July 1, 1995.

   27.5     Restated financial data schedule for period ended
                  September 30, 1995.

   27.6     Restated financial data schedule for period ended
                  December 30, 1995.

   99.1     Press release issued April 29, 1996.

   99.2 Voting Agreement and Election dated as of April 29, 1996, between Textron Inc. and Provident Companies, Inc.

   99.3 Restated financial statements and related financial information.

                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TEXTRON INC.

                                          (Registrant)

                                          By:/s/ Richard L. Yates

                                          Name: Richard L. Yates
                                          Title:   Vice President and
                                          Controller

Dated:  May 2, 1996



                             INDEX TO EXHIBITS

Exhibit No.          Exhibit

   23             Consent of Independent Auditors.

Note:  Exhibits 27.1 through 27.6 are filed electronically only.

27.1              Restated financial data schedule for period ended
                  October 1, 1994.

27.2              Restated financial data schedule for period ended
                  December 31, 1994.

27.3              Restated financial data schedule for period ended
                  April 1, 1995.

27.4              Restated financial data schedule for period ended
                  July 1, 1995.

27.5              Restated financial data schedule for period ended
                  September 30, 1995.

27.6              Restated financial data schedule for period ended
                  December 30, 1995.

99.1              Press release issued April 29, 1996.

99.2 Voting Agreement and Election dated as of April 29, 1996, between Textron Inc. and Provident Companies, Inc.

99.3 Restated financial statements and related financial information.